SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934


Filed by the Registrant
[X]
Filed by a Party other than the Registrant                     [
]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (section)240-14a-11(c) or
(section)240-14a-12

                Franklin Principal Maturity Trust

        (Name of Registrant as Specified In its Charter)

                Franklin Principal Maturity Trust

           (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
14a-6(j)(2)
[ ]  $500 per each party to the controversy pursuant to Exchange
Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(4)      and 0-11

          1) Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which
          transaction      applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
          0-11:


          4)   Proposed maximum aggregate value of transaction:


1 Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:



            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD JULY 21, 1995
                FRANKLIN PRINCIPAL MATURITY TRUST


To the Shareholders of
Franklin Principal Maturity Trust:

Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of Franklin Principal Maturity Trust (the "Fund") will be held at the offices of the Fund, 777 Mariners Island Blvd., San Mateo, California, at 11:30 a.m. Pacific time, on July 21, 1995, for the following purposes:

1.   To elect a Board of Trustees of the Fund.

2. To ratify or reject the appointment by the Board of Trustees of Coopers & Lybrand L.L.P, Certified Public Accountants, as independent auditors for the Fund, for the fiscal year ending
  November 30, 1995.

3. To consider and act upon any other business (none known as of the date of this notice) as may legally come before the Meeting or any adjournment thereof.

Pursuant to the Fund's By-Laws, the Board of Trustees has fixed the close of business on May 5, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record at that time will be entitled to vote at the Meeting or any adjournment thereof.
                                   By Order of the Board of
                                   Trustees
                                   DEBORAH R. GATZEK
                                   Secretary
San Mateo, California
Dated: June 6, 1995


             PLEASE RETURN YOUR PROXY CARD PROMPTLY
                     YOUR VOTE IS IMPORTANT
                NO MATTER HOW MANY SHARES YOU OWN

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.


                FRANKLIN PRINCIPAL MATURITY TRUST
                         PROXY STATEMENT

                    777 MARINERS ISLAND BLVD.
                   SAN MATEO, CALIFORNIA 94404

                 ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD JULY 21, 1995

         SOLICITATION, REVOCATION AND VOTING OF PROXIES

The enclosed proxy is solicited by and on behalf of the management of Franklin Principal Maturity Trust (the "Fund") in connection with the annual meeting of shareholders to be held on July 21, 1995 (the "Meeting"). You may revoke your proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking your proxy, by signing and forwarding to the Fund a later-dated proxy, or by attending the Meeting and casting your votes in person. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of the Fund and Franklin Advisors, Inc. without extra remuneration, may conduct additional solicitations by telephone, telegraph, and personal interviews. An outside firm may also be retained to aid in the solicitation of proxies, the cost of which will be borne by the Fund. It is expected that this proxy statement will first be mailed to shareholders on or about June 6, 1995.

The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted: FOR the election as trustees of the nominees named hereinafter, but the proxyholders reserve full discretion to cast votes for other persons in the event any such nominees are unable to serve; FOR the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors for the Fund for the fiscal year ending November 30, 1995; and in the discretion of the proxyholders upon such other business not now known or determined as may legally come before the Meeting. Under relevant state law and the Fund's trust documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Meeting have been approved.

                      VOTING OF SECURITIES

Only shareholders of record at the close of business on May 5, 1995, are entitled to vote at the Meeting or any adjournment thereof. On that date, the Fund had 20,462,600 shares of beneficial interest outstanding, with each share being entitled to one vote.

From time to time, the number of shares held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the
Fund's knowledge , there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

                PROPOSAL 1: ELECTION OF TRUSTEES

The following persons, who constitute the current Board of Trustees, have been nominated to be trustees of the Fund, to hold office until the next annual meeting of shareholders and until their successors are elected and shall qualify to serve. All of the nominees have consented to serve as trustees if elected. However, if any nominee is not available for election at the time of the Meeting, the proxyholders may vote for any other person in their discretion or may refrain from electing or voting to elect anyone to fill the position. The favorable vote of the holders of a plurality of the shares represented at the meeting, in person or by proxy, is required to elect the trustees. Trustees who are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as ammended, are designated by an asterisk (*).

                                                  SHARES
                                               BENEFICIALLY
NAME, AGE, ADDRESS,AND FIVE-YEAR  LENGTH OF    HELD AS OF
BUSINESS EXPERIENCE                SERVICE    MARCH 31, 1995

Frank H. Abbott, III            Trustee since      None
Age 74                          November 1988
1045 Sansome St.
San Francisco, CA 94111
Trustee
President       and      Director,Abbott
Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin
Group of Funds.

Harris J. Ashton               Trustee since       None
Age 62                         November 1988
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045
Trustee
President,  Chief Executive Officer  and
Chairman  of  the  Board,  General  Host
Corporation (nursery and craft centers);
Director, RBC Holdings Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 55 of the investment companies in the Franklin
Templeton Group of Funds.

S. Joseph Fortunato               Trustee since       None
Age 62                              March 1989
Park Avenue at Morris County
P.O. Box 1945
Morristown, NJ 07962-1945
Trustee
Member   of  the  law  firm  of  Pitney,
Hardin,   Kipp  &  Szuch;  Director   of
General   Host  Corporation;   director,
trustee or managing general partner,  as
the case may be, of 57 of the investment
companies   in  the  Franklin  Templeton
Group of Funds.

David W. Garbellano             Trustee since         None
Age 80                          November 1988
111 New Montgomery St., #402
San Francisco, CA 94105
Trustee
Private        Investor;       Assistant
Secretary/Treasurer    and     Director,
Berkeley Science Corporation (a  venture
capital  company); and director, trustee
or managing general partner, as the case
may   be,   of   30  of  the  investment
companies  in  the  Franklin  Group   of
Funds.

*Edward B. Jamieson             President and         None
Age 46                         Trustee since
777 Mariners Island Blvd.       August 1993
San Mateo, CA 94404
President and Trustee
Senior   Vice  President  and  Portfolio
Manager, Franklin Advisers, Inc.; and officer and/or director or trustee of five of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson            Chairman of the      1,649.126
Age 62                       Board since August
777 Mariners Island Blvd.    1993 and Trustee
San Mateo, CA 94404          since November 1988
Chairman of the Board and Trustee
President    and   Director,    Franklin
Resources, Inc.; Chairman of  the  Board
and  Director,  Franklin Advisers,  Inc.
and   Franklin  Templeton  Distributors,
Inc.;    Director,    Franklin/Templeton
Investor Services,Inc. and General  Host
Corporation;    and    officer    and/or
director,  trustee or  managing  general
partner,  as  the case may be,  of  most
other     subsidiaries    of    Franklin
Resources,Inc.  and   of   56   of   the
investment  companies  in  the  Franklin
Templeton Group of Funds.

*Rupert H. Johnson, Jr.        Vice President        1,000
Age 54                        and Trustee since
777 Mariners Island Blvd.     since Novemeber
San Mateo, CA 94404           1988
Vice President and Trustee
Executive  Vice President and  Director,
Franklin  Resources, Inc.  and  Franklin
Templeton  Distributors, Inc.; President
and  Director, Franklin Advisers,  Inc.;
Director,  Franklin/Templeton   Investor
Services,   Inc.,  and  officer   and/or
director,  trustee or  managing  general
partner,  as  the case may be,  of  most
other     subsidiaries    of    Franklin
Resources,  Inc.  and  of  43   of   the
investment  companies  in  the  Franklin
Templeton Group of Funds.

Frank W. T. LaHaye            Trustee since         None
Age 66                        November 1988
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014
Trustee
General  Partner,  Peregrine  Associates
and  Miller & LaHaye, which are  General
Partners   of  Peregrine  Ventures   and
Peregrine  Ventures II (venture  capital
firms);   Chairman  of  the  Board   and
Director,  Quarterdeck  Office  Systems,
Inc.;      Director,      FischerImaging
Corporation; and director or trustee, as
the case may be, of 26 of the investment
companies  in  the  Franklin  Group   of
Funds.

Gordon S. Macklin             Trustee since         None
Age 67                         April 1993
8212 Burning Tree Road
Bethesda, MD 20817
Trustee
Chairman,    White   River   Corporation
(information  services); Director,  Fund
American  Enterprises  Holdings,   Inc.,
Lockheed    Martin   Corporation,    MCI
Communications  Corporation,  MedImmune,
Inc.      (biotechnology),      InfoVest
Corporation (information services),  and
Fusion  Systems Corporation  (industrial
technology);  and director,  trustee  or
managing  general partner, as  the  case
may   be,   of   52  of  the  investment
companies   in  the  Franklin  Templeton
Group   of   Funds;  formerly  Chairman,
Hambrecht  and  Quist  Group;   formerly
Director, H&Q Healthcare Investors; and formerly President, National Association of Securities Dealers Inc.

On March 31, 1995, the trustees and officers as a group beneficially owned 2,649.126 or less than 1% of the Fund's outstanding shares. Charles E. Johnson is the son and nephew, respectively, of Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers. Chauncey Lufkin is the son-in-law and brother-in-law, respectively, of Charles B. Johnson and Charles E. Johnson.

Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $1,200 per year and $100 per meeting attended. As indicated above, certain of the Fund's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds (Registered Trademark) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds"). The following table indicates the total fees paid to nonaffiliated trustees by the Fund and by other funds in the Franklin Templeton Group of Funds.

                                    Total Fees      Number of
                                    Received        Boards in
                                    From Franklin   the Franklin
                                    Templeton       Templeton
                      Total fees    Group of        Group of
                      Received      Funds,          Funds on
Name                  from Fund*    including       Which Each
                                    the Fund**      Serves***
Frank H. Abbott, III  $2,500           $176,870          31
Harris J. Ashton       2,400            319,925          55
S. Joseph Fortunato    2,400            336,065          57
David W. Garbellano    2,400            153,300          30
Frank W.T. LaHaye      2,400            150,817          26
Gordon S. Macklin      2,400            303,685          52

*For the fiscal year ended November 30, 1994.
**For the calendar year ended December 31, 1994.
***The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 112 U.S. based mutual funds or series.

Nonaffiliated trustees are also reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by all Franklin Templeton Funds for which they serve as trustees, directors or managing general partners. No officer or trustee received any other compensation directly from the Fund. Certain officers of the Fund are shareholders of Franklin Resources, Inc. and may be deemed to receive indirect remuneration by virtue of their participation in the management fees received by Franklin Advisers, Inc.

During the last fiscal year, there were twelve meetings of the Board of Trustees. All of the Trustees attended at least 75% of such meetings. Messrs. Abbott and LaHaye compose the audit committee of the Board of Trustees with the function of making recommendations to the full Board with respect to the selection of Auditors. During the fiscal year ended November 30, 1994, that committee did not meet. The Fund currently does not have a standing nominating or compensation committee of the Board of Trustees.


The executive officers of the Fund other than those listed above are:

NAME, AGE, ADDRESS AND FIVE-YEAR BUSINESS EXPERIENCE
Harmon E. Burns
Age 50
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988
Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 42 of the investment companies of the Franklin Templeton Group of Funds.

Kenneth V. Domingues
Age 62
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice  President  -  Financial Reporting and Accounting  Standards
since January 1995
Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.;
officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc., and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan
Age 34
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek
Age 46
777 Mariners Island Blvd.
San Mateo, CA 94404
Secretary since 1988 and Vice President since 1992
Senior  Vice  President  - Legal, Franklin  Resources,  Inc.  and
Franklin  Templeton Distributors, Inc.; Vice President,  Franklin
Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Charles E. Johnson
Age 38
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988
Senior  Vice  President and Director, Franklin  Resources,  Inc.;
Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide Inc. and Franklin Institutional Services Corporation; and officer and/or director or trustee, as the case may be, of 24 of the investment companies of the Franklin Templeton Group of Funds.

Diomedes Loo-Tam
Age 56
777 Mariners Island Blvd.
San Mateo, CA 94404
Treasurer and Principal Accounting Officer since January 1995
Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Chauncey Lufkin
Age 37
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since May 1994
Employee of Franklin Advisers, Inc. since 1990. Formerly an employee of Manufacturers Hanover Trust Co. and Security Pacific
Bank.

Edward V. McVey
Age 57
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988
Senior  Vice President/National Sales Manager, Franklin Templeton
Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

R. Martin Wiskemann
Age 68
777 Mariners Island Blvd.
San Mateo, CA 94404
Vice President since 1988
Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc. and Arizona Life Insurance Company of America; and officer and/or director, as the case may be, of 20 of the investment companies in the Franklin Group of Funds.

All officers serve at the pleasure of the Board of Trustees.

Shareholders are entitled to one vote per share. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of trustees can elect 100% of such trustees if they choose to do so, and in such event, the holders of the remaining shares so voting will not be able to elect any trustees.

              PROPOSAL 2: RATIFICATION OR REJECTION
            OF THE SELECTION OF INDEPENDENT AUDITORS

The Board of Trustees is requesting ratification of its selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent auditors to audit the books and accounts of the Fund for the fiscal year ending November 30, 1995. The selection of auditors was approved at a meeting of the Board of Trustees on November 15, 1994, which approval included the favorable vote of a majority of the trustees who are not interested persons of the Fund. A representative of Coopers and Lybrand L.L.P. is not expected to be present at the Meeting. During the fiscal year ended November 30, 1994, the auditing services of Coopers & Lybrand L.L.P. consisted of the rendering of an opinion on the financial statements of the Fund. The favorable vote of a majority of the shares represented at the Meeting, in person or by proxy, is required to ratify the selection of the auditors.

THE  BOARD  OF  TRUSTEES RECOMMENDS YOU  VOTE  IN  FAVOR  OF  THE
SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT AUDITORS  OF
THE FUND FOR THE FISCAL YEAR ENDING NOVEMBER 30, 1995.

                    PROPOSAL 3: OTHER MATTERS

The Board of Trustees of the Fund does not intend to bring any matters before the Meeting other than Proposals 1 and 2 described above and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others. If any other matters properly come before the Meeting, it is intended that the accompanying proxy may be voted on such matters in accordance with the best judgment of the persons named in said proxy.

In the event that sufficient votes in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the questions in person or by proxy at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                        OTHER INFORMATION

THE MANAGER

Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404, serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries. Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (112 separate series) with aggregate assets of over $74 billion.

Section 16 of the Securities Exchange Act of 1934, as amended, requires that directors, certain officers, and persons who own more than ten percent of the Fund's common stock, as well as the Fund's investment advisers and certain affiliated persons of those investment advisers, file with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange reports of their ownership and changes in ownership of such common stock on Forms 3, 4 and 5. Such filing persons are required by SEC regulations to furnish to the Fund copies of all Forms 3, 4 and 5 that they file.

Based upon a review of these filings and certain written representations from such persons that no other reports were required to be filed, the Fund believes that, except as noted, the requirements of Section 16 were met. The Fund notes that a Form 5 was not filed on a timely basis on behalf of Resources with respect to the Fund's previous four fiscal years to reflect the reinvestment of dividends associated with Resources' holding of the Fund's initial seed capital shares. Resources has not purchased or sold any additional shares since the Fund commenced operations.

SHAREHOLDER PROPOSALS

Any shareholder intending to present any proposal for consideration at the Fund's next annual meeting must, in addition to meeting other applicable requirements, mail such proposal to the Fund so that it is received at the Fund's executive offices not less than 120 days in advance of May 19, 1996.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended November 30, 1994, has previously been sent to all shareholders. This Annual report should be read in conjunction with this Proxy Statement, but is not part of the proxy soliciting material. UPON REQUEST, SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, BY WRITING THE FUND AT THE ADDRESS ABOVE OR CALLING THE FUND AT 1-800/DIAL BEN.


                              Respectfully Submitted,

                              DEBORAH R. GATZEK
                              Secretary
Dated: June 6, 1995
San Mateo, California


SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN  PERSON  ARE
REQUESTED  TO  FILL  IN, DATE AND SIGN THE PROXY  AND  RETURN  IT
PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN  SIGNING  AS ATTORNEY, EXECUTOR, ADMINISTRATOR,  TRUSTEE  OR
GUARDIAN,  GIVE  YOUR  FULL TITLE AS SUCH. WHERE  STOCK  IS  HELD
JOINTLY, BOTH SIGNATURES ARE REQUIRED.


PROXY
                FRANKLIN PRINCIPAL MATURITY TRUST

         ANNUAL MEETING OF SHAREHOLDERS - JULY 21, 1995

     The undersigned hereby revokes all previous proxies for his shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek and Larry L. Greene, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Principal Maturity Trust (the "Fund") which the undersigned is entitled to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 11:30 a.m. Pacific time on the 21st day of July 1995, including any adjournments thereof, upon the matters set forth below.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF EACH LISTED PROPOSAL (INCLUDING ALL NOMINEES FOR TRUSTEES) AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ITEM 3.


           CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                        SEE REVERSE SIDE

X  PLEASE MARK VOTES AS IN THIS EXAMPLE.

1. Election of Trustees
NOMINEES:  Frank  H.  Abbott, III, Harris J.  Ashton,  S.  Joseph
Fortunato,  David W. Garbellano, Edward B. Jamieson,  Charles  B.
Johnson,  Rupert  H. Johnson, Jr., Frank W.T. LaHaye,  Gordon  S.
Macklin

FOR                        WITHHOLD AUTHORITY
ALL NOMINEES               TO VOTE FOR ALL
LISTED ABOVE               NOMINEES LISTED ABOve

______________________________________
For all nominees except as noted above

   FOR    AGAINST  ABSTAIN

2.  Ratification  of the selection of Coopers &  Lybrand  L.L.P.,
Certified Public Accountants, as the independent auditors for the Fund for the fiscal year ending November 30, 1995.

GRANT    WITHHOLD

3. To vote upon any other business which may legally come before the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Note: please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE.  NO
POSTAGE REQUIRED IF MAILED IN THE U.S.

Signature:________________________     Date:____________

Signature:________________________     Date:____________